SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                January 18, 2001
                     ----------------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

Delaware                           001-8368                           51-0228924
(State of                   (Commission File No.)                  (IRS Employer
Incorporation)                                               Identification No.)


                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201

          (Address of principal executive offices, including zip code)


                                 (803) 933-4200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        ---------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

On January 18, 2001, January 26, 2001 and January 31, 2001 the registrant issued the press releases filed with this Current Report on Form 8-K as Exhibits 99.1,
99.2 and 99.3 respectively. The information contained in Exhibits 99.1, 99.2 and
99.3 is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.                 Description
-------------    -------------------------------------
99.1             Press Release issued January 18, 2001 (Filed herewith.)
99.2             Press Release issued January 26, 2001 (Filed herewith.)
99.3             Press Release issued January 31, 2001 (Filed herewith.)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SAFETY-KLEEN CORP.



Date:  February 2, 2001         By:   /s/ Henry H. Taylor
                                      -------------------
                                      Henry H. Taylor
                                      Senior Vice President, General Counsel and
                                      Secretary




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                                  EXHIBIT INDEX

Exhibit No.                Description

99.1             Press Release issued January 18, 2001 (Filed herewith.)
99.2             Press Release issued January 26, 2001 (Filed herewith.)
99.3             Press Release issued January 31, 2001 (Filed herewith.)

                                  Exhibit 99.1

FOR IMMEDIATE RELEASE               Media Contact: John Kyte or Wade Gates
January 18, 2001                                               803-933-4224

SAFETY-KLEEN ANNOUNCES CLOSURE OF HILLIARD, OH, WASTEWATER TREATMENT FACILITY

         (Hilliard, OH) - Safety-Kleen Corp. today announced it will soon cease operations at its Hilliard Wastewater Treatment facility, in Hilliard, Ohio.

         The company said that since it acquired the facility in 1992, the wastewater treatment market in the Ohio Valley area has changed significantly.

         "Increased competition, industrial waste minimization efforts, and regulatory changes have created a situation in which the Hilliard wastewater treatment facility is no longer economically viable," said facility manager Craig Shell. "We regret having to close the facility and layoff our employees, but that is the hard reality."

         According to Shell, the company will begin winding down daily treatment operations on February 1, and begin preparing for the process of decommissioning the facility. Decommissioning activities will take place during the next six months, Shell said, and during that time the company will work with city officials to determine the details of how the property will be returned to the city of Hilliard. The facility encompasses a 10-acre site, five acres of which are leased from the city.

         Shell said the company will work with approximately 20 displaced employees to assist them in finding employment in the local area, or at other SK facilities within the company's extensive waste management network, if possible.

         The Hilliard facility will continue to receive waste from routine customers until January 31, Shell said, and it will continue to receive waste from Corporate Account customers until February 16, providing them a 30-day notice period during which the company work with its customers to find alternative treatment options. The facility will continue to process current inventories as part of its decommissioning plan, Shell said.

                                       ###


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                                  Exhibit 99.2

FOR IMMEDIATE RELEASE               Media Contact: John Kyte or Wade Gates
January 26, 2001                                               803-933-4224

SAFETY-KLEEN ANNOUNCES CHANGE IN OPERATIONS AT COFFEYVILLE, KS, HAZARDOUS WASTE MANAGEMENT SITE

         (Coffeyville, KS) - Safety-Kleen Corp. today announced that it is changing the focus of its hazardous waste management operations at its
Coffeyville, KS, facility. The company will continue its PCB recycling operations and examine other potential waste management options, but it will not be renewing the permit for an underutilized hazardous waste incinerator at the site. That permit expires on July 26, 2001. The changes come as a result of the Company's continued efforts to better balance its North American waste-disposal capacity with today's changing market needs.

         "Safety-Kleen is, and will remain, the largest manager of hazardous and industrial waste in North America," said company President Grover Wrenn. "Not renewing the operating permit for the Coffeyville incinerator does not mean we are going out of the incineration business, it simply means we are streamlining our incineration operations."

         Wrenn said that increased competition, industrial waste minimization efforts, regulatory changes, and increased productivity at alternate Safety-Kleen facilities have combined to make the future economic viability of the Coffeyville incinerator facility questionable. At the same time, Wrenn said, the company's PCB recycling business remains healthy, and those operations may lend themselves to managing and/or recycling other waste streams, such as mercury-containing lightbulbs.

         "We want to look at what other environmental business opportunities might be compatible with our existing operations at this site," Wrenn said. "There are a variety of materials that are potentially damaging to the environment if not properly managed, and we want to determine whether managing some of those materials at this site makes good environmental and business sense."

         The change in operations at Coffeyville will affect approximately 6 employees.

         It is estimated that when the current operating permit expires on July 26, 2001, it will take approximately six months to close the incineration operations, Wrenn said. During that time Safety-Kleen will work closely with Kansas state regulators and the US Environmental Protection Agency to ensure that closure of those operations is in full compliance with all applicable laws and regulations.

                                      # # #

                                  Exhibit 99.3

FOR IMMEDIATE RELEASE               Media Contact: John Kyte or Wade Gates
January 31, 2001                                               803-933-4224

SAFETY-KLEEN ANNOUNCES CLOSURE OF BRIDGEPORT, NEW JERSEY, INCINERATION FACILITY

         (Bridgeport, NJ) - Safety-Kleen Corp. today announced that it will close its underutilized hazardous waste incineration facility in Bridgeport, NJ, as part of the Company's continuing strategy to better align its North American waste-disposal services with the needs of its customers. The facility will cease all operations by May 8, 2001.

         "We are not going out of the incineration business, we are simply streamlining our incineration operations," said company President Grover Wrenn. "Even with the closure of the Bridgeport facility, and our recent announcement not to renew the incineration permits at our Coffeyville, KS, facility, Safety-Kleen will continue to operate almost half of North America's hazardous waste incineration capacity. Safety-Kleen is, and will remain, the largest manager of hazardous and industrial waste in North America."

         Wrenn said that despite the fact that the Bridgeport facility's air permits and financial assurance policies were recently renewed, the need for capital improvements to meet regulatory requirements, including the U.S. EPA's maximum achievable control technology (MACT) program, and changes in the market for incineration services have combined to the point where the Bridgeport facility is no longer economically viable and must be closed.

         According to Wrenn the closure will affect approximately 120 employees. The Company is providing employees with a minimum of 60 days notice and all eligible employees will receive severance.

         The Bridgeport facility will immediately begin winding down its incineration operations, Wrenn said, and will stop receiving waste on April 30, 2001. After that date, the facility will process its existing waste inventory and cease operations by May 8, 2001. The company is providing its customers a 60-day notice period during which the company will provide customers with alternative treatment options within Safety-Kleen's extensive hazardous waste disposal network.

         It is estimated that the closure process will take approximately six months, Wrenn said. During that time Safety-Kleen will work closely with state regulators to ensure that closure of the facility is in full compliance with all applicable laws and regulations.

                                      # # #